                                                                 EXHIBIT g(2)(i)

[ING LOGO]
FUNDS

June 14, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust - Series B (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                          Sincerely,

                                          /s/ Michael J. Roland
                                          --------------------------------------
                                          Michael J. Roland
                                          Executive Vice President and
                                          Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       ----------------------------
Name:  Edward G. McGann
Title: Vice President, Duly Authorized

337 E. Doubletree Ranch Rd.      Tel: 480-477-3000          ING Investments, LLC
Scottsdale, AZ 85258-2034        Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                          May 17, 2004
   ING Corporate Leaders Trust - Series B                          May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                           June 9, 2003
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Equity and Bond Fund                                       June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING LargeCap Value Fund                                      February 1, 2004
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Fund                                          June 9, 2003
   ING Principal Protection Fund                                  June 2, 2003
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                               May 1, 2003
   ING Principal Protection Fund VIII                            October 1, 2003
   ING Principal Protection Fund IX                             February 2, 2004
   ING Principal Protection Fund X                                 May 3, 2004
   ING Principal Protection Fund XI                              August 16, 2004
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Fund                                        June 9, 2003
   ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING High Yield Opportunity Fund                               April 7, 2003
   ING Intermediate Bond Fund                                    April 7, 2003
   ING Lexington Money Market Trust                              April 7, 2003
   ING Money Market Fund                                         April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                       July 14, 2003
   ING GET Fund - Series G                                       July 14, 2003

ING GET FUND (CONT.)
   ING GET Fund - Series H                                        July 14, 2003
   ING GET Fund - Series I                                        July 14, 2003
   ING GET Fund - Series J                                        July 14, 2003
   ING GET Fund - Series K                                        July 14, 2003
   ING GET Fund - Series L                                        July 14, 2003
   ING GET Fund - Series M                                        July 14, 2003
   ING GET Fund - Series N                                        July 14, 2003
   ING GET Fund - Series P                                        July 14, 2003
   ING GET Fund - Series Q                                        July 14, 2003
   ING GET Fund - Series R                                        July 14, 2003
   ING GET Fund - Series S                                        July 14, 2003
   ING GET Fund - Series T                                        July 14, 2003
   ING GET Fund - Series U                                        July 14, 2003
   ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                          January 6, 2003
   ING AIM Mid Cap Growth Portfolio                              January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
   ING American Funds Growth Portfolio                          September 2, 2003
   ING American Funds Growth-Income Portfolio                   September 2, 2003
   ING American Funds International Portfolio                   September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
   ING Capital Guardian Managed Global Portfolio                January 13, 2003
   ING Capital Guardian Small Cap Portfolio                     January 13, 2003
   ING Developing World Portfolio                               January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
   ING Evergreen Health Sciences Portfolio                        May 3, 2004
   ING Evergreen Omega Portfolio                                  May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
   ING Hard Assets Portfolio                                    January 13, 2003
   ING International Portfolio                                  January 13, 2003
   ING Janus Special Equity Portfolio                           January 13, 2003
   ING Jennison Equity Opportunities Portfolio                   January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
   ING Julius Baer Foreign Portfolio                            January 13, 2003
   ING Legg Mason Value Portfolio                               January 13, 2003
   ING Lifestyle Aggressive Growth Portfolio                      May 1, 2004
   ING Lifestyle Growth Portfolio                                 May 1, 2004
   ING Lifestyle Moderate Growth Portfolio                        May 1, 2004
   ING Lifestyle Moderate Portfolio                               May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                            January 6, 2003
   ING Liquid Assets Portfolio                                    January 6, 2003
   ING Marsico Growth Portfolio                                  January 13, 2003
   ING Mercury Focus Value Portfolio                              January 6, 2003
   ING Mercury Large Cap Growth Portfolio                         January 6, 2003
   ING MFS Mid Cap Growth Portfolio                              January 13, 2003
   ING MFS Research Portfolio                                    January 13, 2003
   ING MFS Total Return Portfolio                                January 13, 2003
   ING PIMCO Core Bond Portfolio                                 January 13, 2003
   ING PIMCO High Yield Portfolio                                November 5, 2003
   ING Salomon Brothers All Cap Portfolio                         January 6, 2003
   ING Salomon Brothers Investors Portfolio                       January 6, 2003
   ING Stock Index Portfolio                                     November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio              January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
   ING UBS U.S. Balanced Portfolio                                January 6, 2003
   ING Van Kampen Equity Growth Portfolio                        January 13, 2003
   ING Van Kampen Global Franchise Portfolio                     January 13, 2003
   ING Van Kampen Growth and Income Portfolio                    January 13, 2003
   ING Van Kampen Real Estate Portfolio                          January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                  November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                   November 3, 2003
   ING Foreign Fund                                                July 1, 2003
   ING Global Equity Dividend Fund                              September 2, 2003
   ING Global Real Estate Fund                                   November 3, 2003
   ING International Fund                                        November 3, 2003
   ING International SmallCap Growth Fund                        November 3, 2003
   ING Precious Metals Fund                                      November 3, 2003
   ING Russia Fund                                               November 3, 2003
   ING Worldwide Growth Fund                                     November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                         June 2, 2003
   ING Aeltus Money Market Fund                                    June 2, 2003
   ING Balanced Fund                                               June 2, 2003
   ING Bond Fund                                                   June 2, 2003
   ING Classic Principal Protection Fund I                         June 2, 2003
   ING Classic Principal Protection Fund II                        June 2, 2003
   ING Classic Principal Protection Fund III                       June 2, 2003
   ING Classic Principal Protection Fund IV                        June 2, 2003
   ING Equity Income Fund                                          June 9, 2003

ING SERIES FUND, INC. (CONT.)
   ING Global Science and Technology Fund                          June 2, 2003
   ING Government Fund                                             June 2, 2003
   ING Growth Fund                                                 June 9, 2003
   ING Index Plus LargeCap Fund                                    June 9, 2003
   ING Index Plus MidCap Fund                                      June 9, 2003
   ING Index Plus Protection Fund                                  June 2, 2003
   ING Index Plus SmallCap Fund                                    June 9, 2003
   ING International Growth Fund                                 November 3, 2003
   ING Small Company Fund                                          June 9, 2003
   ING Strategic Allocation Balanced Fund                          June 2, 2003
   ING Strategic Allocation Growth Fund                            June 2, 2003
   ING Strategic Allocation Income Fund                            June 2, 2003
   ING Value Opportunity Fund                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                  July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                    July 7, 2003
   ING VP Strategic Allocation Income Portfolio                    July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                              July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                          June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                       September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                         March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                          June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                       September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                       December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                          March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                          June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                        TBD
   ING GET U.S. Opportunity Portfolio - Series 2                        TBD
   ING VP Worldwide Growth Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                   July 7, 2003
  ING VP Growth Portfolio                                          July 7, 2003
  ING VP Index Plus LargeCap Portfolio                             July 7, 2003
  ING VP Index Plus MidCap Portfolio                               July 7, 2003
  ING VP Index Plus SmallCap Portfolio                             July 7, 2003
  ING VP International Equity Portfolio                          November 3, 2003
  ING VP Small Company Portfolio                                   July 7, 2003
  ING VP Value Opportunity Portfolio                               July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                 October 6, 2003
   ING VP Disciplined LargeCap Portfolio                        October 6, 2003
   ING VP Financial Services Portfolio                            May 1, 2004
   ING VP High Yield Bond Portfolio                             October 6, 2003
   ING VP International Value Portfolio                         November 3, 2003
   ING VP LargeCap Growth Portfolio                             October 6, 2003
   ING VP MagnaCap Portfolio                                    October 6, 2003
   ING VP MidCap Opportunities Portfolio                        October 6, 2003
   ING VP Real Estate Portfolio                                   May 1, 2004
   ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP BOND PORTFOLIO                                             July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                               October 6, 2003
   The Bond Portfolio                                           October 6, 2003
   The Money Market Portfolio                                   October 6, 2003
   The Stock Portfolio                                          October 6, 2003